Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ThermoGenesis Corp. (the "Company") on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission (the "Report"), we, J. Melville Engle, Chief Executive Officer and Matthew T. Plavan, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2011	/s/ J. Melville Engle
J. Melville Engle
Chairman and Chief Executive Officer
(Principal Executive Officer)

Dated: November 10, 2011	/s/ Matthew T. Plavan
Matthew T. Plavan
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)